UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 828-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Adoption of SUPERVALU INC. 2012 Stock Plan

On July 17, 2012, SUPERVALU INC. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the SUPERVALU INC. 2012 Stock Plan (the “2012 Stock Plan”), effective as of July 17, 2012. The 2012 Stock Plan was previously approved by the Company’s Board of Directors on April 17, 2012, subject to stockholder approval.

The purpose of the 2012 Stock Plan is to enable the Company to attract and retain employees, officers, non-employee Directors, consultants, independent contractors and advisors who are capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based and other arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders. The 2012 Stock Plan, which is administered by the Leadership Development and Compensation Committee of the Company’s Board of Directors, authorizes the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalents, stock awards and other stock-based awards. The term of each award granted under the 2012 Stock Plan may not be longer than 10 years from the date of grant. The aggregate number of shares of the Company’s common stock authorized and reserved for issuance under the 2012 Stock Plan is the sum of (i) 29,500,000 and (ii) any shares subject to awards under the Company’s 2007 Stock Plan as of May 22, 2012 that on or after July 17, 2012, cease to be subject to such awards (other than because they are exercised for or settled in vested and nonforfeitable shares), subject to adjustments as set forth in the 2012 Stock Plan.

The Company’s Board of Directors may amend, alter, suspend, discontinue or terminate the 2012 Stock Plan at any time, except as provided in the 2012 Stock Plan. Unless earlier terminated by the Board of Directors, no awards may be granted under the 2012 Stock Plan after April 17, 2022.

This summary of the 2012 Stock Plan is not complete and is qualified in its entirety by reference to the full text of the 2012 Stock Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. A more detailed summary of the 2012 Stock Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission and mailed to stockholders on June 4, 2012 (the “2012 Proxy Statement”).

On July 16, 2012 the Company’s Leadership Development and Compensation Committee approved forms of Stock Option Agreement, Stock Option Terms and Conditions (For Employees), Restricted Stock Award Agreement, Restricted Stock Award Terms and Conditions and Fiscal 2013-2015 Multi-Year Performance Award Terms and Conditions, copies of which are attached as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Approval of Amendments to the Directors’ Deferred Compensation Plan

At the Annual Meeting on July 17, 2012, the Company’s stockholders approved amendments to the SUPERVALU INC. Directors’ Deferred Compensation Plan (2009 Statement) (the “DDCP”), effective as of July 17, 2012. The amendments to the DDCP were previously approved by the Company’s Board of Directors on April 17, 2012, subject to stockholder approval. The amendments to the DDCP increased the number of shares of common stock available for issuance under the DDCP by 1,800,000 shares, from 1,000,000 shares to 2,800,000 shares, and made certain administrative changes, including: (i) excluding non-employee Directors who were former employees of the Company from participating in the DDCP, (ii) updating the timing of the annual deferred stock retainers credited to new and existing non-employee Directors and (iii) providing for the crediting of supplemental deferred stock retainers.

The DDCP allows eligible non-employee Directors to elect to defer all or a portion of the compensation payable to them for service on the Company’s Board of Directors into unfunded bookkeeping accounts for payment to them in cash and/or common stock after they cease serving as a Director. The DDCP also allows the Company to make conditional awards of unfunded, book-entry common stock to eligible non-employee Directors as compensation for their service as Directors with payment to be made to them in cash or common stock after they cease serving as a Director. Under the DDCP, Director compensation and conditional awards may be deferred until termination of service as a Director or, subject to certain restrictions, such later date as may be specified by the Director. The DDCP is administered by the Corporate Governance and Nominating Committee of the Board of Directors. Any Director who is not currently, and was not formerly, an employee of SUPERVALU is eligible to participate in the DDCP.

This summary of the DDCP and the amendments to the DDCP is not complete and is qualified in its entirety by reference to the full text of the DDCP, a copy of which is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein. A more detailed summary of the amendments to the DDCP can be found in the 2012 Proxy Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Restated Certificate of Incorporation

At the Annual Meeting on July 17, 2012, the Company’s stockholders approved the following amendment to the Company’s Restated Certificate of Incorporation, which was previously approved by the Board of Directors on May 5, 2012, subject to stockholder approval.

(i)	Article Fourth, Section 1 was amended to change the par value of the Company’s common stock from $1.00 per share to $0.01 per share.

A more detailed description of this amendment, including the full text of the amendment, can be found in the 2012 Proxy Statement. A copy of the Restated Certificate of Incorporation, including this amendment, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on July 17, 2012, the Company’s stockholders voted on the following proposals set forth in the 2012 Proxy Statement. On the record date for the Annual Meeting, there were 213,685,353 shares of the Company’s common stock outstanding and entitled to vote.

(1) A proposal to elect eleven directors to the Company’s Board of Directors to each serve a one year term. Each director was elected and received the following votes:

Director	For	Against	Abstain	Broker Non-Votes
Donald R. Chappel	104,167,225	5,689,121	6,236,167	51,448,438
Irwin S. Cohen	103,719,658	6,092,996	6,279,859	51,448,438
Ronald E. Daly	102,429,705	7,418,958	6,243,850	51,448,438
Susan E. Engel	88,454,806	21,361,002	6,276,705	51,448,438
Philip L. Francis	103,763,634	6,082,536	6,246,343	51,448,438
Edwin C. Gage	100,385,327	9,468,403	6,238,783	51,448,438
Craig R. Herkert	107,369,406	6,901,984	1,821,123	51,448,438
Steven S. Rogers	103,474,559	6,328,410	6,289,544	51,448,438
Matthew E. Rubel	102,635,726	7,170,391	6,286,396	51,448,438
Wayne C. Sales	101,201,196	8,616,334	6,274,983	51,448,438
Kathi P. Seifert	102,666,675	7,139,502	6,286,336	51,448,438

(2) A proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending February 23, 2013. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
160,503,596	5,055,281	1,982,074	—

(3) A proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers as disclosed in the 2012 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
85,051,659	26,513,888	4,526,966	51,448,438

(4) A proposal to approve the SUPERVALU INC. 2012 Stock Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
90,361,077	23,866,666	1,864,770	51,448,438

(5) A proposal to approve the amendment of the Company’s Directors’ Deferred Compensation Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
97,117,618	17,107,354	1,867,541	51,448,438

(6) A proposal to approve the amendment to the Company’s Restated Certificate of Incorporation to reduce the supermajority voting thresholds. The proposal was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
107,938,664	6,159,530	1,994,319	51,448,438

As disclosed in the 2012 Proxy Statement, the affirmative vote of (i) at least 75% of the outstanding shares of common stock entitled to vote and (ii) at least a majority of the outstanding shares entitled to vote, exclusive of all shares of common stock beneficially owned, directly or indirectly, by any corporation, person or entity, which was, as of the record date, the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares entitled to vote, was required to approve this proposal.

(7) A proposal to approve the amendment to the Company’s Restated Bylaws to reduce the supermajority voting thresholds. The proposal was not approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
107,977,806	6,168,526	1,946,181	51,448,438

As disclosed in the 2012 Proxy Statement, the affirmative vote of (i) at least 75% of the outstanding shares of common stock entitled to vote and (ii) at least a majority of the outstanding shares entitled to vote, exclusive of all shares of common stock beneficially owned, directly or indirectly, by any corporation, person or entity, which was, as of the record date, the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares entitled to vote, was required to approve this proposal.

(8) A proposal to approve the amendment to the Company’s Restated Certificate of Incorporation to change the par value of the common stock. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
155,231,143	8,989,257	3,320,551	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Restated Certificate of Incorporation

10.1	SUPERVALU INC. 2012 Stock Plan

10.2	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Agreement

10.3	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Terms and Conditions (For Employees)

10.4	SUPERVALU INC. 2012 Stock Plan Form of Restricted Stock Award Agreement

10.5	SUPERVALU INC. 2012 Stock Plan Form of Restricted Stock Award Terms and Conditions

10.6	SUPERVALU INC. 2012 Stock Plan Form of Fiscal 2013-2015 Multi-Year Performance Award Terms and Conditions

10.7	SUPERVALU INC. Directors’ Deferred Compensation Plan (2009 Statement), as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2012

SUPERVALU INC.

By:	/s/ Sherry M. Smith

Sherry M. Smith
Executive Vice President and
Chief Financial Officer
(Authorized Officer of Registrant)

EXHBIT INDEX

Exhibit Number	Description

3.1	Restated Certificate of Incorporation

10.1	SUPERVALU INC. 2012 Stock Plan

10.2	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Agreement

10.3	SUPERVALU INC. 2012 Stock Plan Form of Stock Option Terms and Conditions (For Employees)

10.4	SUPERVALU INC. 2012 Stock Plan Form of Restricted Stock Award Agreement

10.5	SUPERVALU INC. 2012 Stock Plan Form of Restricted Stock Award Terms and Conditions

10.6	SUPERVALU INC. 2012 Stock Plan Form of Fiscal 2013-2015 Multi-Year Performance Award Terms and Conditions

10.7	SUPERVALU INC. Directors’ Deferred Compensation Plan (2009 Statement), as amended